Exhibit 99.01

For further information, contact:	Financial Dynamics
Mark Kent	Investors: Michael Polyviou
Chief Financial Officer	(848) 219-5123
Transmeta Corporation	mpolyviou@fd-us.com
(408) 919-3000	Media: Evan Goetz
(212) 850-5600

Transmeta Complies with Nasdaq Rule Regarding
Recently Filed Form 10-K

Santa Clara, CA — April 11, 2005 — Transmeta Corporation (NASDAQ: TMTA), the leader in efficient computing technologies, today announced that its financial statements for the year ended December 31, 2004, filed with its Annual Report on Form 10-K on March 29, 2005, included an audit report containing a going concern qualification relating to the Company’s 2004 financial statements.

This announcement does not reflect any amendment to Transmeta’s 2004 financial statements or its Annual Report on Form 10-K. This announcement is made in accordance with Nasdaq’s new Marketplace Rule requiring Nasdaq-listed companies to make a separate announcement by press release when they receive an audit opinion containing a going concern qualification.

Transmeta’s plans to address its liquidity and capital resources needs are described in its Annual Report on Form 10-K dated March 29, 2005, and have been further described by the company in press releases it issued on March 31, 2005, in which Transmeta announced and discussed its strategic restructuring plan for 2005.

About Transmeta Corporation
Transmeta Corporation develops and licenses innovative computing, microprocessor and semiconductor technologies and related intellectual property. Founded in 1995, Transmeta first became known for designing, developing and selling its highly efficient x86-compatible software-based microprocessors, which deliver a balance of low power consumption, high performance, low cost and small size suited for diverse computing platforms. Transmeta also develops and licenses advanced power management technologies for controlling transistor leakage and increasing power efficiency in semiconductor and computing devices.

To learn more about Transmeta, visit www.transmeta.com.

Safe Harbor Statement
This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this release, and we will not necessarily provide updates of our projections or other forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from our actual results or future events. Important risk factors that could have material or adverse effects on our results include general economic and political conditions, specific conditions and volatility in the markets that we address, difficulties or delays in implementing our restructuring plan, the potential loss of key technical and business personnel resulting from our restructuring plan, practical challenges in modifying our business model, the adoption and market acceptance of our products and technologies by current and potential customers and licensees, our inability to predict or ensure that third parties will license our technologies or use our technologies to generate royalties, the rescheduling or cancellation of significant customer orders, difficulties in developing or manufacturing products in a timely and cost effective manner, our dependence on third parties for sourcing materials and providing manufacturing services, intense competition and competitive pressures, the ability to enter strategic collaborations or raise financing on satisfactory terms, reaching agreement upon a definitive agreement after signing a non-binding letter of intent, patents and other intellectual property rights, and other risk factors. We urge investors to review our filings with the Securities and Exchange Commission, including our most recent report on Form 10-K, which describes these and other important risk factors that could have an adverse effect on our results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Transmeta, Efficeon, LongRun2 and Crusoe are trademarks of Transmeta Corporation. All other product or service names mentioned herein are the trademarks of their respective owners.

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